                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

               Date of Report (Date of earliest event reported):
                                August 31, 1995



                           CHOICE DRUG SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


   New York                          0-20606                   11-2310352
   --------                        -----------                 ----------
(State or other                    (Commission                 (I.R.S. Employer
jurisdiction of                    File Number)                Identification
incorporation)                                                 Number)

             2930 Washington Boulevard, Baltimore, Maryland 21230
             ----------------------------------------------------
                   (Address of principal executive offices)


                                (410) 646-7373
                   ---------------------------------------
             (Registrant's telephone number, including area code)


                                Not applicable
                 -------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)

 ----------------------------------------------------------------------------
                           Exhibit Index on Page 9

ITEM 5.  OTHER EVENTS

On July 15, 1995, Nasdaq granted the Company a temporary exemption, expiring August 31, 1995, in order to comply with Nasdaq's net tangible assets criteria. If by such date the Company did not regain compliance as evidenced by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission and Nasdaq, then the Company's common stock would be de-listed from Nasdaq. On August 28, 1995, the shareholders of the Company approved the issuance of up to 3.5 million shares of common stock in a private placement.
On August 30, 1995, the Company completed the private placement, raising estimated net proceeds after expenses of $15.0 million. This Current Report on Form 8-K, including the financial statements set forth below, is being made at the request of Nasdaq to evidence renewed compliance with the net tangible assets criteria.





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

                   CHOICE DRUG SYSTEMS, INC. AND SUBSIDIARIES
                      UNAUDITED CONSOLIDATED BALANCE SHEET


                                     ASSETS


                                                           July 31, 1995         Proforma         July 31, 1995
                                                              Actual            Adjustments        As Adjusted
                                                          ---------------      -------------     ---------------
 Current assets:

   Cash                                                     $   927,918          $4,900,000       $ 5,827,918
  Accounts receivable, net of allowance for
  doubtful accounts of $2,165,000                            10,439,443                            10,439,443

  Inventories                                                 5,166,375                             5,166,375

  Income tax refund receivable                                  665,233                               665,233

  Prepaid expenses and other current assets                     564,388                               564,388
  Net assets of discontinued operations                         211,686                               211,686
                                                            -----------                           -----------
                                                             17,975,043           4,900,000        22,875,043
                                                            -----------          ----------       -----------



 Equipment and leasehold improvements, net                    2,344,634                   0         2,344,634
                                                            -----------          ----------       -----------


 Other assets:

   Notes receivable, less current portion                        80,204                                80,204

  Security deposits and other assets                            583,253                               583,253
  Deferred financing costs                                      225,979                               225,979

  Goodwill, net of accumulated amortization of
  $1,255,000                                                 14,360,003                            14,360,003
                                                            -----------                           -----------

                                                             15,249,439                   0        15,249,439
                                                            -----------          ----------       -----------
                  Total assets                               35,569,116           4,900,000        40,489,116
                                                            ===========          ==========       ===========

                   CHOICE DRUG SYSTEMS, INC. AND SUBSIDIARIES
                      UNAUDITED CONSOLIDATED BALANCE SHEET

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                           July 31, 1995        Proforma         July 31, 1995
                                                              Actual           Adjustments        As Adjusted
                                                           -------------     --------------      --------------
 Current liabilities:

   Current portion of long-term debt                        $  1,289,477      $   (500,000)      $    789,477

   Accounts payable                                            4,303,863                            4,303,863

   Accrued expenses and other current liabilities              2,280,311                            2,280,311

   Accrued restructuring charges                               1,184,575                            1,184,575
                                                            ------------                         ------------
          Total current liabilities                            9,058,226          (500,000)         8,558,226
                                                            ------------      ------------       ------------


   Long-term debt, net of current portion                     13,947,192        (9,600,000)         4,347,192

   Non-compete agreements                                        800,000                              800,000

   Deferred income taxes                                         589,964                              589,964

   Long-term portion of accrued restructuring
     charges                                                     262,559                              262,559

   Other long term liabilities                                   150,614                              150,614
                                                            ------------                         ------------
                                                              15,750,329        (9,600,000)         6,150,329
                                                            ------------      ------------       ------------


   Commitments and contingencies


 Stockholders' equity:

   Preferred stock, $.01 par value; 500,000
   shares authorized; none issued                                  -                                    -

   Common stock, $.01 par value; 15,000,000
   shares authorized; 9,818,810 shares issued
   and outstanding                                                98,188            35,000            133,188

   Capital in excess of par                                   23,234,870        14,965,000         38,199,870

   Accumulated deficit                                       (12,572,497)                         (12,572,497)
                                                            ------------                         ------------
                                                              10,760,561        15,000,000         25,760,561
                                                            ------------      ------------       ------------
          Total liabilities and shareholders' equity        $ 35,569,116      $  4,900,000       $ 40,469,116
                                                            ============      ============       ============

                   CHOICE DRUG SYSTEMS, INC. AND SUBSIDIARIES
                UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE FIVE MONTHS ENDED JULY 31, 1995

 Net sales                                                                         $21,382,357

 Cost of sales                                                                      13,668,185
                                                                                   -----------
          Gross profit                                                               7,714,172
                                                                                   -----------

 Operating expenses:

   Selling and administrative expenses                                               7,965,779

   Depreciation                                                                        303,716

   Amortization of intangibles                                                         191,997
                                                                                   -----------
          Total operating expenses                                                   8,461,492
                                                                                   -----------

          Operating loss from continuing operations before income
          taxes and extraordinary items                                               (747,320)
                                                                                   -----------


 None-operating expense (income):

   Interest expense, net                                                               431,020

   Other income                                                                        (58,502)
                                                                                   -----------
          Total non-operating expense                                                  372,518
                                                                                   -----------


          Loss from continuing operations before
          income taxes and extraordinary items                                       1,119,838
                                                                                   -----------

 Income taxes                                                                                0
                                                                                   -----------

          Loss from continuing operations before                                    (1,119,838)
          extraordinary items


 Extraordinary items:

   Discount on repayment of vendor debt                                                283,364

   Gain on sale of subsidiary assets                                                   477,840

   Gain on sale of inventory                                                           289,865
                                                                                   -----------
          Net Loss for the Period                                                  $   (68,769)
                                                                                   ===========

NOTE:
(1)      Includes Premier Pharmacy, Inc. for all periods subsequent to June 1,
         1995.

                   CHOICE DRUG SYSTEMS, INC. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                        FIVE MONTHS ENDED JULY 31, 1995



                                                 Common Stock                    Capital           Retained
                                         ---------------------------------      in excess          earnings
                                             Shares            Amount            of par            (deficit)
                                         --------------   ----------------   ----------------   ---------------
 Balance, February 28, 1995                 8,120,810           $ 81,208        $17,200,050     $(12,503,728)


 Issuance of common stock:
  Stock issued in connection
  with Private Placement,
  net of related expense on
  May 22, 1995                              1,600,000             16,000          5,742,800


   Stock issued in
   connection with exercise
   of stock options                            98,000                980            292,020


 Net loss for the period                                                                             (68,769)
                                           ----------            -------        -----------     ------------


 Actual Balance, July 31, 1995              9,818,810             98,188         23,234,870      (12,572,497)


   Stock issued in connection
   with Private Placement, net
   of related expense                       3,500,000             35,000         14,965,000
                                           ----------            -------        -----------     ------------

 Proforma Balance, July 31, 1995           13,318,810            133,188         38,199,870      (12,572,497)
                                           ==========            =======        ===========     ============

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)      Certain financial statements not required in Item 7
                          have been set forth in Item 5 at the request of Nasdaq.

         (c) The exhibits filed as a part of this Report are listed in the Exhibit Index immediately following the signature page.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CHOICE DRUG SYSTEMS, INC.



                                   By:    /s/ Don Thompson
                                          -------------------------------------

                                   Name:  Don Thompson
                                          -------------------------------------

                                   Title: Chief Financial Officer and Secretary
                                          -------------------------------------



Date:    August 31, 1995

                                 Exhibit Index
                                 -------------
Exhibit No.
- -----------
4.1                       Form of Registration Rights Agreement dated as of May 22, 1995
                          (incorporated by reference to Exhibit 4.4 of Registrant's current report on Form 8-K dated May 22, 1995).

4.2                       Form of Amendment to Registration Rights Agreement dated August 30,
                          1995.

27.                       Financial Data Schedule (SEC use only)





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